EXHIBIT 10.8
NINTH AMENDMENT
TO
SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P.
THIS NINTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P. (this “Amendment”), is hereby entered into and effective as of August 6, 2021 (the “Effective Date”), by GLOBAL NET LEASE, INC., a Maryland corporation, as general partner (the “General Partner”) of GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (the “Partnership”), for itself and on behalf of any limited partners of the Partnership.
WHEREAS, the Second Amended and Restated Agreement of Limited Partnership of the Partnership was entered into on June 2, 2015 (as now or hereafter amended, restated, modified, supplemented or replaced, the “Partnership Agreement”);
WHEREAS, pursuant to the authority granted to the General Partner pursuant to Article 11 of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to make technical revisions to certain of the provisions therein related to Preferred Units.
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:
1.Article I of the Partnership Agreement is hereby revised by adding the following new defined term:

“Preferred Units” means all Partnership Units designated as preferred units by the General Partner from time to time in accordance with Section 4.02(a) hereto, including Series A Preferred Units and Series B Preferred Units.”

2.Section 5.01 is hereby revised by inserting the following as new Section 5.01(c)(iii) and renumbering existing Sections 5.01(c)(iii), 5.01(c)(iv) and 5.01(c)(v) as Sections 5.01(c)(iv), 5.01(c)(v) and 5.01(c)(vi), respectively:
“iii.     Special Allocations Regarding Preferred Units. Notwithstanding any other provisions of this Sections 5.01, after giving effect to the regulatory allocations in Section 5.01(d), but prior to any allocations under Section 5.01(a), a pro rata portion of Net Operating Income and Net Property Gain and, to the extent necessary, individual items of income and gain comprising Net Operating Income and Net Property Gain of the Partnership, shall be allocated to the General Partner in respect of the Series A Preferred Units and Series B Preferred Units until they have been allocated such Net Operating Income and Net Property Gain equal to the excess of (A) the cumulative amount of distributions of Cash Available for Distribution the General Partner has received for all the current and prior taxable years or portions thereof with respect to the Series A Preferred Units and Series B Preferred Units, over (B) the cumulative Net Operating Income and Net Property Gain allocated to the General Partner, pursuant to this Section 5.01(c)(iii) for all the current and prior taxable years or portions thereof.”
3.Section 5.01(c)(ii) is hereby revised by deleting “and to the extent not previously allocated pursuant to Section 5.01(d)(ii).”

4.The new Section 5.01(c)(iv) is hereby revised by adding “(other than Section 5.01(c)(iii)) after “Notwithstanding any other provisions of this Section 5.01” and “Section 5.01(c)(i) and” after “and the special allocations in” and by replacing all references therein to “Section 5.01(c)(iii)” with references to “Section 5.01(c)(iv).”

5.The new Section 5.01(c)(v) is hereby revised by replacing “Notwithstanding any other provisions of this Sections 5.01, after giving effect to the regulatory allocations in Section 5.01(d), and to the extent not previously allocated pursuant to Section 5.01(d)(ii), and the special allocations in Section 5.01(c)(iii)” with “Notwithstanding any other provisions of this Section 5.01 (other than Section 5.01(c)(iii)), after giving effect to the regulatory allocations in Section 5.01(d), and to the extent not previously allocated pursuant to Section 5.01(d)(ii), and the special allocations in Sections 5.01(c)(i), 5.01(c)(ii) and 5.01(c)(iv).”

6.The new Section 5.01(c)(vi) is hereby revised by adding “(other than Section 5.01(c)(iii)) after “Notwithstanding any other provisions of this Sections 5.01” and replacing the other reference therein to “Section 5.01(c)(iii)” with a reference to “Section 5.01(c)(iv)” and replacing the reference therein to “Section 5.01(c)(iv)” with a reference to “Section 5.01(c)(v)” and the references therein to Section 5.01(c)(v)” with a reference to “Section 5.01(c)(vi).”
7.Section 5.01 is hereby further revised by inserting the following as new Section 5.01(g):
“(g)    It is the intention of the parties hereunder that the aggregate Capital Account balance of the General Partner in respect of the Series A Preferred Units and Series B Preferred Units at any date shall not exceed the amount of the original Capital Contributions made in respect of the Series A Preferred Units and Series B Preferred Units plus all accrued and unpaid distributions thereon, whether or not declared, to the extent not previously distributed. Notwithstanding anything to the contrary contained herein, in connection with the liquidation of the Partnership or the interest of a holder of Series A Preferred Units or Series B Preferred Units, and prior to making any other allocations of Net Income or Net Loss, items of income and gain or deduction and loss shall first be allocated to the General Partner in respect of the Series A Preferred Units and Series B Preferred Units in such amounts as is required to cause the General Partner’s adjusted Capital Account in respect of the Series A Preferred Units and Series B

Preferred Units (taking into account any amounts such Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) to equal the amount the General Partner is entitled to receive pursuant to the provisions of this Agreement in respect to the Series A Preferred Units and Series B Preferred Units.”
8.Section 5.01 is hereby further revised by inserting the following as new Subsection 5.01(h):
“(h)    Unless otherwise required by applicable law, any amount distributed to the General Partner in its capacity as the holder of Series A Preferred Units and Series B Preferred Units under Section 5.02 that exceeds the sum of (x) the cumulative Net Operating Income and Net Property Gain (and individual items of income and gain comprising Net Operating Income and Net Property Gain) allocated to the General Partner plus (y) the aggregate Capital Account balance of the General Partner, in each case, in respect of the Series A Preferred Units and Series B Preferred Units, respectively, shall be treated as a guaranteed payment pursuant to Code Section 707(c).”
9.Section 5.02(a) is hereby revised by adding “applicable” before “Partnership Record Date.”
10.Section 5.02 is hereby further revised by inserting the following as new Section 5.02(a)(i) and renumbering existing Sections 5.02(a)(i), 5.02(a)(ii) and 5.02(a)(iii) as Sections 5.02(a)(ii), 5.02(a)(iii) and 5.02(a)(iv), respectively:
“i.     first, 100% to the General Partner in its capacity as the holder of Series A Preferred Units and Series B Preferred Units until the aggregate amount distributed or set aside for payment under this Section 5.02(a)(i) and Section 5.02(b)(i) is equal to the sum of (x) (1) the Series A Preferred Return, multiplied by (2) the number of Series A Preferred Units, plus, (y) (1) the Series B Preferred Return, multiplied by (2) the number of Series B Preferred Units;”
11.The new Section 5.02(a)(ii) is hereby revised by replacing the word “first” with the word “second” and by replacing references therein to “the number of Partnership Units” with references to “the number of Common Units.”
12.The new Sections 5.02(a)(ii) and 5.02(a)(iv) are hereby revised by replacing references therein to “Section 5.02(a)(i)” with references to “Section 5.02(a)(ii).”
13.The new Sections 5.02(a)(iii) and 5.02(a)(iv) are hereby revised by replacing references therein to “Section 5.02(a)(ii)” with references to “Section 5.02(a)(iii).”
14.The new Sections 5.02(a)(iii) and 5.02(a)(iv) are hereby revised by replacing the references therein to “Section 5.02(a)(iii)” with a reference to “Section 5.02(a)(iv).”

15.Section 5.02 is hereby revised by inserting the following as new Section 5.02(b)(i) and renumbering existing Section 5.02(b)(i) as Section 5.02(b)(ii):
“(i) to the extent that the Cash Available for Distribution distributed to the General Partner pursuant to Section 5.02(a)(i) is less than the sum of (x) (1) the Series A Preferred Return, multiplied by (2) the number of Series A Preferred Units, plus, (y) (1) the Series B Preferred Return, multiplied by (2) the number of Series B Preferred Units, 100% to the General Partner in its capacity as the holder of Preferred Units until the aggregate amount distributed or set aside for payment under this Section 5.02(b)(i) and Section 5.02(a)(i) is equal to that sum.”
16.Section 5.06(a) is hereby revised by adding “first to the General Partner in respect of the Series A Preferred Units and Series B Preferred Units until it has received distributions under this Agreement in respect of the Series A Preferred Units and Series B Preferred Units equal to their respective Liquidating Distributions and then” before “to all Partners (including the Special Limited Partner) in accordance with Section 5.02(a) and 5.02(b).”

17.Section 5.07(b) is hereby revised by replacing the words “equal to the aggregate Base Liquidation Preference, plus any accrued but unpaid Series A Preferred Return for each Series A Preferred Unit” with “and the Series B Preferred Units equal to their respective Liquidating Distributions.”

18.The new Section 5.01(c)(vi), Sections 12.01(a), 12.02(b), 12.04(a), 12.04(c), 12.05(a) are hereby revised by replacing references therein to “Section 5.01(c)(iii)” with references to “Section 5.01(c)(iv).”

19.The definition of “LTIP Unit” contained in Article I is hereby revised by replacing the reference therein to “Section 5.01(c)(iii)” with a reference to “Section 5.01(c)(vi).”

20.Sections 13.01(a), 13.01(b), 13.01(c)(iii) are hereby revised by replacing references therein to “Section 5.01(c)(iv)” with references to “Section 5.01(c)(vi).”

21.Sections 13.01(c)(ii), 13.01(f)(i) and 13.02(e) are hereby revised by replacing references therein to “Section 5.01(c)(v)” with references to “Section 5.01(c)(vi).”

22.The definition of “Catch-Up Distribution” contained in Article I is hereby revised by replacing references therein to “Section 5.02(a)(iii)” with a reference to “Section 5.02(a)(iv).”

23.The definition of “Special Limited Partner Interest” contained in Article I is hereby revised by replacing references therein to “Section 5.02(b)(i)(A)” with references to “Section 5.02(b)(ii)(A).”

24.Section 5.02(c)(i) is hereby revised by replacing the reference therein to “Section 5.02(b)(ii)(1)” with a reference to “Section 5.02(c)(i).”

25.Section 5.02(c)(ii) is hereby revised by replacing the reference therein to “Section 5.02(b)(i)” with a reference to “Section 5.02(b)(ii).”

26.The foregoing recitals are incorporated in and are made a part of this Amendment.

27.Except as specifically defined herein, all capitalized terms shall have the definitions provided in the Partnership Agreement, including Annex A and Annex B thereto. This Amendment has been authorized by the General Partner pursuant to Article 11 of the Partnership Agreement and does not require execution by any Limited Partner or any other Person.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

GLOBAL NET LEASE, INC.

By: /s/ James L. Nelson_________________________
Name: James L. Nelson
Title: CEO

[Signature Page to Ninth Amendment To
Second Amended and Restated Agreement Of Limited Partnership]